Exhibit 99.1

Tribune Media Investor Day PRESENTATION December 11, 2014I nvestor Day PRESENTATION

Tribune Media

INVESTOR DAY PRESENTATION

DECEMBER 11, 2014

8:30 am	**Opening Presentation**	**Peter Liguori** President and CEO, Tribune Media Co.
	Tribune Broadcasting	**Larry Wert** President, Tribune Broadcasting
	WGN America & Tribune Studios	**Matt Cherniss** President, WGN America and Tribune Studios
10:00 am	**BREAK**	
	Gracenote	**John Batter** CEO, Gracenote
	Real Estate	**Murray McQueen** President, Tribune Real Estate Holdings
	Financial Overview	**Steven Berns** EVP and CFO, Tribune Media Co.
12:00 pm	**Q&A**	**Audience Questions**

1

MediaInvestor DayPRESENTATIONDecember 11, 2014Investor DayPRESENTATION

o r w a r d L o o k i n g D i s c l o s u r e s D i s c l a i m e rThis presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements may include, but are not limited to, statements concerning the conditions in our industry, our operations, our financial performance and condition, including, in particular, statements relating to our expected results, business and growth strategy, and product development efforts. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are discussed in the Risk Factors section in the Company s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission on December 1, 2014. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as may, might, will, could should, estimate, project, plan, anticipate, expect, intend, outlook, seek, designed, assume, implied, believe and other similar expressions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following list represents some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by these forward-looking statements: competition and other economic conditions, including fragmentation of the media landscape and competition from other media alternatives; changes in advertising demand and audience shares; changes in the overall market for television advertising, including through regulatory and judicial rulings; our ability to protect our intellectual property and other proprietary rights; availability and cost of broadcast rights; our ability to adapt to technological changes; our ability to develop and grow our online businesses; availability and cost of quality network, syndicated and sports programming affecting our television ratings; the loss or modification of our network affiliation agreements; our ability to renegotiate retransmission consent agreements; our ability to expand our operations internationally; the incurrence of costs to address contamination issues at sites owned, operated or used by our business; adverse results from litigation, governmental investigations or tax-related proceedings or audits; our ability to settle unresolved claims filed in connection with our and certain of our direct and indirect wholly-owned subsidiaries Chapter 11 cases and resolve the appeals seeking to overturn the bankruptcy court order confirming our plan of reorganization; our ability to satisfy pension and other postretirement employee benefit obligations; our ability to attract and retain employees; the effect of labor strikes, lock-outs and labor negotiations; our ability to realize benefits or synergies from acquisitions or divestitures or to operate our businesses effectively following acquisitions or divestitures; the financial performance of our equity method investments; the impairment of our existing goodwill and other intangible assets; changes in accounting standards; increased interest rate risk due to our variable rate indebtedness; our indebtedness and ability to comply with covenants applicable to our debt financing and other contractual commitments; our ability to satisfy future capital and liquidity requirements; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms and other events beyond our control that may result in unexpected adverse operating results. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur. Any forward-looking information presented herein is made only as of the date of this presentation, and we undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.Non-GAAP Financial MeasuresThis presentation includes certain estimated non-GAAP financial measures, including Pro Forma Estimated Adjusted EBITDA and Pro Forma Estimated Free Cash Flow for fiscal 2014. Pro Forma Estimated Adjusted EBITDA and Pro Forma Estimated Free Cash Flow should not be considered as alternatives to net income, operating profit, revenues, net cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. In addition, other companies in our industries may calculate Adjusted EBITDA and Free Cash Flow differently, limiting their usefulness as comparative measures. Historical non-GAAP financial measures and corresponding reconciliations for our company can be found in our earnings releases found under the investors section of our website at www.tribunemedia.com, as well as in our Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission on December 1, 2014. Reconciliations of the estimated ranges for Pro Forma Estimated Adjusted EBITDA or Pro Forma Estimated Free Cash Flow forecasted for fiscal 2014 are not included in this presentation as we are unable to quantify certain amounts that would be required to be included in the corresponding GAAP measure without unreasonable efforts, and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Tribune Media

INVESTOR DAY PRESENTATION

DECEMBER 11, 2014

8:30 am	Opening Presentation	**Peter Liguori** President and CEO, Tribune Media Co.
	Tribune Broadcasting	**Larry Wert** President, Tribune Broadcasting
	WGN America & Tribune Studios	**Matt Cherniss** President, WGN America and Tribune Studios
10:00 am	BREAK	
	Gracenote	**John Batter** CEO, Gracenote
	Real Estate	**Murray McQueen** President, Tribune Real Estate Holdings
	Financial Overview	**Steven Berns** EVP and CFO, Tribune Media Co.
12:00 pm	Q&A	**Audience Questions**

1

MediaInvestor DayPRESENTATIONDecember 11, 2014Investor DayPRESENTATION

MediaInvestor DayPRESENTATIONDecember 11, 2014Peter LiguoriPresident and CEO, Tribune Media Co.

MediaInvestor DayPRESENTATIONDecember 11, 2014

Assembling Best-in-Class Leadership Team



Peter Liguori
President & CEO



Steven Berns
EVP & CFO



Edward Lazarus
EVP & General Counsel



Larry Wert
President, Broadcast Media



John Batter
EVP & CEO, Gracenote

Prior Experience

Peter Liguori:
- COO of Discovery Communications
- Chairman of Entertainment for Fox Broadcasting
- President & CEO of News Corp's FX Networks

Steven Berns:
- CFO of Revlon, Inc
- CFO of Tradeweb
- President & CFO of MDC Partners

Edward Lazarus:
- Chief of Staff to Chairman of the FCC
- Practiced law at Akin, Gump Strauss, Haur & Feld

Larry Wert:
- President/General Manager of WMAQ-TV, the NBC owned station in Chicago
- 30+ years in broadcasting

John Batter:
- CEO of M-GO, a popular digital TV and movie streaming service
- President of Production at Dreamworks Animation



Matt Cherniss
President & General Manager, WGN America & Tribune Studios



Dana Zimmer
President, Distribution



Murray McQueen
President, Real Estate



Chandler Bigelow
EVP & Chief Business Strategies and Operations Officer

Prior Experience

Matt Cherniss:
- Senior VP/Production for Warner Bros.
- EVP/Programming for Fox Broadcasting Company

Dana Zimmer:
- EVP of TV Network Distribution for NBC Universal
- EVP of Affiliate Sales and Marketing for Comcast Networks

Murray McQueen:
- Co-Founder & Managing Partner of Channel West Group
- Managing Director at Cerberus Capital

Chandler Bigelow:
- CFO of Tribune
- Treasurer of Tribune

6

Tribune Media

Modern Media Company with Content, Distribution and Data at its Core

Large TV Station Group
Reaching 50mm U.S. Homes



Cable Network
Reaching 71mm Homes
Exclusive & Original Content


WGN
AMERICA
LOCATION
TAKE
SCENE
DIRECTOR

Tribune Studios
Producing Original Content For
WGNA & 42 TV Stations


CELEBRITY
NAME GAME
NUCLEAR. FAMILY.
MANH(A)TTAN

Global Data & Tech
A Leading
Entertainment Data Provider


Guide
Saved
On Demand
Apps
gracenote

Real Estate Portfolio
8 Million Square Feet
Estimated Value $1B+



Spectrum
Significant presence in large markets:
7 of Top 10 DMA

Equity Investments
food network
COOKING CHANNEL
careerbuilder

10

TV Station GroupReaching 50mm U.S. Homes 44% of the U.S.

AMERICACable NetworkReaching 71mm HomesExclusive & OriginalContent

Original Content For WGNA and 42 TV Stations

A Leading Entertainment Date Provider

Tribune Media

Modern Media Company with Content, Distribution and Data at its Core

Large TV Station Group
Reaching 50mm U.S. Homes



Cable Network
Reaching 71mm Homes
Exclusive & Original Content


WGN
AMERICA
LOCATION
TAKE
SCENE
DIRECTOR

Tribune Studios
Producing Original Content For
WGNA & 42 TV Stations


CELEBRITY
NAME GAME
MANH(A)TTAN

Global Data & Tech
A Leading
Entertainment Data Provider


Guide
Saved
On Demand
Apps
gracenote

Real Estate Portfolio
8 Million Square Feet
Estimated Value $1B+





Spectrum
Significant presence in large markets:
7 of Top 10 DMA

Equity Investments
food network
COOKING CHANNEL
careerbuilder

15

Tribune Media

Guided by Three Core Principles

Scale	Diversify	Financial Focus
Matters…	Within our core competencies	For long-term profits and shareholder value

Our Strategy

14

Believe in Broadcasting

the Broadcast Business2013 Today23 Stations 4241mm U.S. Households 50mm7 Stations with NFL 227 Stations in Swing States 11+18

Broadcast 432 31 Independent362312 14 713 14 2013 Today

Revenue Growth250 $230mm200 150 100 50$2mm02011 2014Political Revenue Growth120 $105mm1008060 $56mm402002010 2014

AMERICA

& Diversification2013 TODAYReach Cable SuperstationNetwork0 Original Shows 30 Premium Syndicated Series 322

FAMILY MANH(A)TTAN 21

H E C O N T E N T O W N E R S H I P A D V A N T A G E1 + 1 = 3A f f i l i a t e R e v e n u e Revenue A d S a l e s O f f—A i r R e v e n u e R e v e n u e Streams22

Broadcasting Spectrum

OpportunityScaleSignificant Presence in Large Markets147Top 10 DMAs Top 25 DMAs26

the Data Business2013 Today#1 Data Provider #1T V DA T A O NLY T V , M US I C, M O V I E S E T C.40 Global Reach 65+CO UNT RI E S CO UNT RI E S~$100mm Annualized Revenues ~$200mm11 Represents fiscal year 2014 annualized management estimate of consolidated revenues28

Gracenote Strategy

Diversification Through Organic Growth & Acquisitions

What's ON
SEARCH • DISCOVER • SHARE
hw
BRINGING DATA TO LIFE

International Growth

Increase our international footprint to scale with our global customers.


baseline

Core Growth

Deepen our database to feature additional descriptive information to fuel discovery services.



Horizontal Growth

Expand our data & technology expertise to cover additional forms of entertainment.

29

Real Eastate

Tribune Real Estate

Real Estate Strategy
Manage, Maximize, and Monetize

Scale

Nationwide Portfolio

- ~80 Assets
- ~8mm Square Feet



- ~1,200 Acres of Land
- Iconic Properties

Diversify

Diversified Real Estate Strategy

- Maximize Occupancy & Lease Rates
- Develop Directly or With Partner
- Opportunistic Sale

Financial Focus

Significant Upside


$650mm
>$1B+
Book Value
Market Value
(Estimated)

31

Equity Investment Strategy

Tribune Media

Scale

Multi-Billion Dollar Investment Portfolio

food network
COOKING CHANNEL
careerbuilder
Taboola
Mashable
watchup.
WATCHWITH

Diversify

Diversified Investment Strategy

Predictable Distributions
food network, COOKING CHANNEL

Established Digital
careerbuilder

Start-ups
Taboola, watchup., Mashable, WATCHWITH

Financial Focus

Opportunistic Monetizations

Apartments.com
Sale to
CoStar Group
$160mm gross proceeds
21x EV / 2013 EBITDA

cars.com
Sale to
GANNETT
$426mm net proceeds
15x EV / 2014 EBITDA

32

n v e s t m e n t H i g h l i g h t so We have scale, a critical component to success o Significant assets in TV, the most powerful media platform today o Diversified portfolio of revenue beyond traditional broadcast TVo Exclusive and distinctive content, which drives long-term and lucrative relationships o Growing global metadata and entertainment technology businesso Valuable real estate holdings and spectrum that provides optionality and significant upsideo Strong balance sheet and commitment to drive shareholder value

MediaInvestor DayPRESENTATIONDecember 11, 2014WGN America

Media Investor Day PRESENTATION December 11, 2014 WGN AMERICA

Broadcasting Investor Day PRESENTATION December 11, 2014Larry WertPresident, Broadcast MediaTribune Broadcasting2

Best In-Class Leadership Team



Larry Wert
President



Kathy Clements
Chief Operating Officer



Lynda King
Chief Operating Officer

Prior Experience

Larry Wert:
- President/General Manager of WMAQ-TV, the NBC owned station in Chicago
- SVP Chancellor Broadcasting
- 30+ Years in Broadcasting

Kathy Clements:
- Senior Vice President of Media Operations, Belo Corp.
- President / General Manager, WFAA-TV

Lynda King:
- Senior Vice President, Operations, Local TV
- 30+ Years in Broadcasting



Sean Compton
President, Strategic Programming/Acquisitions



Michael Tuvell
SVP, Chief Financial Officer



Angela Betasso
SVP, Sales

Prior Experience

Sean Compton:
- Vice President of Programming, Clear Channel
- Vice President of Programming, Premiere Radio Networks

Michael Tuvell:
- Senior Vice President & Treasurer, Lawson Products
- Assistant Vice President, Aramark Corp

Angela Betasso:
- Vice President of Sales, Gannett
- Vice President of Sales, WFAA-TV

New Leadership Expertise Covering News, Digital, Marketing, Research, Technology and Group Sales

3

Media Our Core BeliefsWe Believe in We Control Our We Believe in Local Broadcasting Destiny4

e y D i f f e r e n t i a t o r sAmerica s largest local independent broadcast groupSignificant upside in retransmission, political and digital revenue Develop and own content

Remains the Most Influential Force in U.S. MediaAverage Time Spent Per Adult 18+ Per Day0:12Q3 2014 4:32 0:30 1:06 1:33 2:44 0:040:090:10Q3 2013 4:44 0:28 1:00 1:10 2:470:090:09Q3 2012 4:50 0:24 1:04 0:53 2:510:09Live TV Watching Time-Shifted TV Using DVD/Blue-Ray Device Using a Game Console Using Internet on a Computer Using a Smartphone Listening to AM/FM Radio Using a Multimedia Device6Source: Nielsen Total Audience Report, December 2014

Remains the Most Influential Force in U.S. MediaQ3 2014: Weekly Time Spent A18+ (Hrs:Min) 87% 9%Traditional TV 32:4596%Time-Shifted TV 3:17Watching Video on Internet 1:24 4% Watching Video on Smartphone 0:12 1% Total A18+ Video Consumption 37:38 100%7Source: Nielsen Total Audience Report, December 2014

Tribune Broadcasting

Snapshot of Tribune Broadcasting

Broad Geographic Footprint



Diversified Affiliate Portfolio

FOX 14	CW 14
CBS 6	NBC 2
abc 3	myTV 4 + Independent

Largest TV Station Group in the US



42 Stations

50M Homes

40M Digital Uniques

9M (Facebook) 2M (Twitter) Followers

8

Overview of Tribune Broadcasting Strategy

Unparalleled scale provides **powerful** leverage for distribution, content and advertising

Uniquely positioned to capitalize on **powerful secular growth** in political advertising

Significant **growth** from distribution, including retransmission revenue


Scale
Distribution
Content
Audience
Ad Sales
Political
Tribune Broadcasting

Delivering customized **results** for our marketing partners and advertisers

Compelling content across **broadcasting** and **digital** channels

Attracting **large and loyal** audiences

9

Station Group in the U.S.% U.S. Households Reached44%38% 38% 37% 37%30%23% 23%18%14% 13%1Independent Owned & OperatedSource: BIA, Nielsen and Company filings for English language stations only. 101 PF for LIN Media transaction.

Tribune Broadcasting

National Reach, Local Connection

Scale


Seattle DMA: 14 KCPQ / KZJO FOX
Kansas City DMA: 31 WDAF FOX
Davenport DMA: 100 WQAD abc
Chicago DMA: 3 WGN CW
Indianapolis DMA: 27 WXIN / WTTV FOX CW
Wilkes-Barre DMA: 55 WNEP abc
Portland DMA: 23 KRCW CW
Des Moines DMA: 72 WHO NBC
Milwaukee DMA: 35 WITI FOX
Grand Rapids DMA: 40 WXMI FOX
Harrisburg DMA: 45 WPMT FOX
New York DMA: 1 WPIX CW
Salt Lake City DMA: 34 KSTU FOX
Hartford DMA: 30 WTIC / WCCT FOX CW
Cleveland DMA: 19 WJW FOX
Philadelphia DMA: 4 WPHL
Sacramento DMA: 20 KTXL FOX
Washington DC DMA: 8 WDCW CW
Los Angeles DMA:2 KTLA CW
Norfolk DMA: 42 WTKR / WGNT CBS CW
Richmond DMA: 57 WTVR CBS
San Diego DMA: 28 KSWB FOX
Oklahoma City DMA: 44 KFOR / KAUT TV NBC
Memphis DMA: 50 WREG CBS
Greensboro DMA: 48 WGHP FOX
Denver DMA:17 KDVR / KWGN FOX CW
Dallas DMA: 5 KDAF CW
Huntsville-Decatur DMA: 79 WHNT CBS
Fort Smith DMA: 101 KFSM / KXNW CBS
New Orleans DMA: 51 WGNO / WNOL abc CW
Houston DMA:10 KIAH CW
St. Louis DMA: 21 KTVI / KPLR FOX CW
Miami DMA: 16 WSFL CW

Top 5 markets
7 of Top 10
14 of Top 25

Source: Nielsen DMA Ranks for 2014-15; effective 9/27/14

11

is#1 or #2In 22 Markets12

of Distribution Strategy 13

Tribune Broadcasting

Driving Significant Retransmission Revenue Growth for Tribune Media

- Retransmission revenue expected to grow from ~$2mm in 2011 to ~$230mm in 2014
  - Tribune still has ~50% of its subscriber base to monetize in upcoming negotiations with MVPDs


Tribune Retransmission Revenue
~ $230mm
~ $2mm
2011A
2014E

Note: 2011 retransmission revenue not pro-forma for Local TV acquisition

14

Diversified Revenue CompositionBroadcasting Revenue MixOther 6% Retransmission 15%Digital / Multicast 3%2014E Core Political 70% 6%15

Stations Drive Balanced Relationship with NetworksRevenue by Program SourceSyndication 32%Local/News2014E 47%Network Sports 7%Network Prime 14%16

Model Varies by NetworkNet Other14% Net Other29% Net Other 9%Net Synd 52% Sports 14%Net Local Sports 53% Local 6% 54%Synd Synd 11% Local 39% 19%FOX ABC/NBC/CBS CW/MY/IND17

of Content Strategy 18

Tribune Broadcasting

Our Content

Content



Local News

57% growth in hours of local programming over past 6 years



Sports & Affiliate Primetime

Delivering major events and carrying home team sports in many of our markets


TWO and a half MEN

Third Party & Owned Syndication

Scale affords cost efficiency through increased negotiating leverage

19

Broadcasting Content Ownership

Expansion in NewsWeekly local programming hours increased by 57% since 20 ~75,000Hours of Local News Each Year51 Regional Emmy Awards 47Broadcaster sAssociation Awards1,4331,323 1,298 1,259 1,148 1,071 912 2008A 2009A 2010A 2011A 2012A 2013A 2014E 21

News Commands Greater Viewership than CableKTLA Morning News vs. Cable NetworksImpressions in 000s16055% Higher Than All Cable Networks 103 41 21 18 17 4 2 Total Cable Networks22Source: Nielsen Station Index, Live + Same Day P18+, May 2014

News Commands Greater Viewership than CableWGN Morning News vs. Cable NetworksImpressions in 000s130% Higher Than All Cable Networks 5014 12 7 7 6 4 Total Cable Networks23Source: Nielsen Station Index, Live + Same Day P18+, May 2014

News Commands Greater Viewership than CableWJW Morning News vs. Cable NetworksImpressions in 000s91 146% Higher Than All Cable Networks 13 378 7 5 3 1 Total Cable Networks

Digital StrategyUnified DesignCreated a consistent design and content management process across all sites.Trending DataTap real-time analysis and trending data to determine story placement on web sites.Premium Video Content Leveraging premium video content to extend broadcast segments to digital.25 in Strong Momentum Digital & Mobile TrafficMonthly Visitors to Tribune Properties 82mmMORE THAN TRIPLED 272% GrowthDigital Traffic in Past Year22mmOct-13 Oct-1426Source: Google Analytics

Audience

Tribune Broadcasting

Audience

Local News Rules in Time of Crisis

Case Study: Moore Tornado, May 2013

In May 2013 an EF5 tornado struck the town of Moore Oklahoma, killing more than 20 people and injuring hundreds. Local news kept the community informed.


Live
4

99% of local viewers chose local TV

Tribune's KFOR **led with 40% market share**

7 million+ page views


Moore Tornado

28

the Major Sports AudienceTribune Stations Broadcast Over 1,300 Live Events Ann29

the Major Sports AudienceTribune Stations Broadcast Over 1,300 Live Events AnnOur Seattle and Denver stations attracted 92 and 83 share of their markets, respectively30

Team Sports & Events in 19 Markets AudienceThe Power of Local Sports: Our local Chicago broadcast beat the World SeriesGame 4 World SeriesLocal HH Rating5.34.331

of Ad Sales Strategy

Ad
Sales

Group Sales Customer-Centric Marketing Partners


Single Point of Contact
Consultative Partner
Campaign Recaps
Media Analysis
Consumer Insights
Ideation
Storyboarding
Production and Management
Re-custom Studies
Media Planning

33

Solutions that Drive AdSalesWalmart Holiday Promotion Created an efficient tailored advertising campaign across Tribune s footprintLocalized ad spots based on Walmart sales and products targeted for each market Also rolled out campaign across leading local and national Web sites, all on the same day 34 of Political Strategy 35

Secular Growth in PoliticalPolitical AdvertisingPolitical Advertising on Broadcast TV Has More Than Double($ in Billions)Over 80% of political advertising dollars allocated to television are $3.2 spent on local broadcast $2.9 stations $2.7 $2.5 $2.1 $1.8 $1.3 $1.5 2004A 2006A 2008A 2010A 2012A 2014E 2016E 2018E 2020E36Source: Magna Global, SNL Kagan

for Battle in PoliticalPolitical Advertisingcal News Share Leadership in Key Battleground Markets & 22 markets with #1/#2 local newsby 10% 10%+2014E Tribune Political Revenue $105MTribune StationSwing States with Tribune Presence37

Recap of Tribune Broadcasting Strategy

Unparalleled scale provides **powerful** leverage for distribution, content and advertising

Uniquely positioned to capitalize on **powerful secular growth** in political advertising

Significant **growth** from distribution, including retransmission revenue


Scale
Distribution
Content
Audience
Ad Sales
Political
Tribune Broadcasting

Delivering customized **results** for our marketing partners and advertisers

Compelling content across **broadcasting** and **digital** channels

Attracting **large and loyal** audiences

38

Media Investor Day PRESENTATION December 11, 2014 WGN AMERICA

Media Investor Day PRESENTATION December 11, 2014 WGN AMERICA

Studios Investor Day PRESENTATION December 11, 2014 WGN AMERICA Matt Cherniss President WGN America and T ribune Studios WGN America and Tribune Studios2

Scale & Diversification2013 TODAY ull-Fledged Superstation Cable Net work No Original Programming A Destination Network Featuring or Brand Distinctive Original Content Non-Exclusive Syndicated Cable Destination for Exclusive Shows Syndicated Programming3

WGN America's New Team



Matt Cherniss
President / General Manager
WGNA & Tribune Studios



David Rotem
Executive Vice President
Sales and Marketing



Brian Dollenmayer
Executive Vice President
Marketing and Promotions



Alan Saxe
Executive Vice President
Business & Legal Affairs

Prior Experience

Matt Cherniss:
- Senior VP/Production for **Warner Bros**: *300 – Rise of An Empire*
- EVP/Programming for **Fox Broadcasting Company**: *Glee, Bob's Burgers, Raising Hope*

David Rotem:
- SVP/ Multimedia Sales for **ESPN**
- VP/News Sales for **Disney / ABC Television**

Brian Dollenmayer:
- EVP/On-Air Promotion & Marketing Operations for **Fox Network**

Alan Saxe:
- GC for **The Oprah Winfrey Company**
- EVP, **Business Affairs for Warner Bros.**



Tom Huffman
Senior Vice President
Unscripted Programming



Jon Wax
Senior Vice President
Scripted Programming



Rita Cooper Lee
Senior Vice President
Communications



Robin Thomas
Senior Vice President
Research

Prior Experience

Tom Huffman:
- VP/Production and Development for **VH1**
- VP/Development for **Shed Media**

Jon Wax:
- VP/Drama Development at **20th Century Fox TV**

Rita Cooper Lee:
- VP/Communications for **Disney Channels Worldwide**
- Director/Worldwide Public Relations for **Warner Bros.**

Robin Thomas:
- SVP/Strategic Research for **Disney / ABC Television**
- VP/Entertainment Programming Research for **Turner Broadcasting**

WGN America Strategy

Maximizing Content Through Distribution

Attract new advertisers at higher ad rates

Grow affiliate fees

Establish foundation of **long-term value proposition** with compelling programming

Attracting large audiences


AD SALES STRATEGY
CONVERSION TO CABLE NETWORK
PROGRAMMING STRATEGY
AUDIENCE
AFFILIATE STRATEGY
WGN AMERICA

Converting signal from a superstation to a **cable network in Dec. 2014** will be a driver of additional households

New, original content with goal to grow to 52 weeks of original programming and home to exclusive syndicated content

Capitalize on upside in shows with equity ownership through Tribune Studios

5

Why We Are Becoming A Cable Network WGN America WGN America as a Superstation as a Cable Network Typical Programming Typical Programming NEWS Below market carriage fees Increasing subscriber fees Significant dollars lost to copyright Nationwide distribution royalties Ability to have a dual feed with national primetime audience Distant signal issues Win-win for Tribune and MVPDs Only allows one national feed, diluting Reenergized investment in content primetime audience MVPDs able to sell share of ad inventory6

WGN AMERICA

Our Programming Transformation

Before – Prime Time Programming in April 2013

	MON	TUE	WED	THU	FRI	SAT	SUN
08:00P	AFV AMERICA'S FUNNIEST HOME VIDEOS	how i met your mother	RULES of ENGAGEMENT	how i met your mother	how i met your mother	CUBS	WGN Sunday Movie
08:30P	AFV AMERICA'S FUNNIEST HOME VIDEOS	how i met your mother	RULES of ENGAGEMENT	how i met your mother	how i met your mother	CUBS	how i met your mother
09:00P	AFV AMERICA'S FUNNIEST HOME VIDEOS	how i met your mother	RULES of ENGAGEMENT	how i met your mother	how i met your mother	CUBS	how i met your mother
09:30P	AFV AMERICA'S FUNNIEST HOME VIDEOS	how i met your mother	RULES of ENGAGEMENT	how i met your mother	how i met your mother	CUBS	how i met your mother
10:00P	WGN9 NEWS	WGN9 NEWS	WGN9 NEWS	WGN9 NEWS	WGN9 NEWS	CUBS	WGN9 NEWS
10:30P	WGN9 NEWS	WGN9 NEWS	WGN9 NEWS	WGN9 NEWS	WGN9 NEWS	WGN9 NEWS	10:40 Instant Replay

No original programming | No exclusive syndicated programming

7

Our Programming Transformation

The Future: Illustrative Prime Time in Sept. 2015

	MON	TUE	WED	THU	FRI	SAT	SUN
08:00P 08:30P 09:00P 09:30P	ELEMENTARY	WGN AMERICA TUESDAY NIGHT MOVIE	PERSON OF INTEREST		ELEMENTARY	BLUE BLOODS	WGN AMERICA SUNDAY NIGHT MOVIE
10:00P 10:30P	PERSON OF INTEREST	WGN AMERICA ORIGINAL CONTENT	ELEMENTARY	WGN AMERICA ORIGINAL CONTENT	PERSON OF INTEREST	WGN AMERICA SATURDAY NIGHT MOVIE	WGN AMERICA ORIGINAL CONTENT

■ Original Content ■ Exclusive Syndicated Content

9

Formula Programming for SuccessORIGINAL EXCLUSIVE EXCLUSIVE Scripted Programming Unscripted Series Syndicated Programming10

We Measure Success11

Building for Long-Term Value WGN has scored an unusual Manhattan instantly qualifies Manhattan is a big improvement WGN America has success with its first original drama, WGN America as a significant for the network promising charmed viewers with Salem, generating strong reviews new player in the increasingly enough to make it worth finding Salem. and positive word of mouth. crowded arena of top-tier out what channel WGN is on in content producers. your cable lineup. 12

Acclaim Manhattan is in another class entirely, the kind of series that is so good, it lifts a network into a whole new tier. What Mad Men did for AMC, Manhattan could do for WGN. 13

Have Proven That We Can Attract Mass AudiencesTotal Premiere 3.4M Total Premiere 2.4M Viewers Viewers+935% Increase over time period +312% average among total viewers 30% of people who watched Salem during its first week had not watched WGN in the past year(Source: Nielsen Media; Live + 7) 14 a Hit SeriesManhattan (WGN) & Mad Men (AMC)Season Average vs. Net. Prime Avg. P2+ (L+7) Cvg Rating1.68 1.60 (L+7) 1.34 +173% +15%Increase Over Time Period 1.03 Rating For Season Premiere CVG 0.76 0.47 0.52 0.41 0.41 0.43 0.41 0.42 0.46 P2+0.15 Season 1 Season 1 Season 2 Season 3 Season 4 Season 5 Season 6Manhattan Mad Men WGN Prime Avg. AMC Prime Avg.(Source: Nielsen Media; Manhattan season average versus WGN Prime Avg.) 15

The Long Term Opportunity For WGN America

	AMC Then (2007)	AMC Now	FX Then (2002)	FX Now	WGN America Future Opportunity
Distribution (M)	90	97	65	97	
Revenue	2.8x		3.3x		
EBITDA	2.4x		2.7x		
Original Shows	Mad Men	Mad Men Hell on Wheels Walking Dead Turn: Washington's Spies Halt and Catch Fire Talking Dead Comic Book Men Better Call Saul	The Shield	Sons of Anarchy Justified American Horror Story The American Fargo Tyrant The Strain Anger Management Louie Archer Vice	

Source: SNL Kagan

16

Advertising Strategyo New audiences attract new advertisers to the network o Secure significant premiums for original programming o Monetize rating increases with premium CPMs for new off-network acquisitions o 2x Primetime CPMs for Originals vs Regular Primetime in 201417

Why We Are Investing in Owning Our Content

Licensing vs. Co-ownership of a Series

	Traditional Licensing Model	WGN America Ownership Model
Illustrative Cost / Episode	$3M	$3M
Tribune Funding of Show Budget	70% (License Fee)	85% (License Fee + Investment)
Illustrative Per Episode Tribune Funding	$2.1m	$2.5m
Ownership Stake in Upside	0%	50%

A modest incremental investment for Tribune Studios allows us to receive ownership economics in our most promising shows.

18

Why We Are Investing in Owning Our Content

Tribune Studios

Leveraging Our Scale for Advantaged Economics in Syndicated Broadcast Programming

	Traditional Licensing Model	Benefits of our Scale and Studio's Operation
Licensing Fee	$50K / Week + Barter Inventory	$50K / Week + Barter Inventory
Ownership Interest	None	15% - 50%
Station Advertising Sales	✓	✓
Participation in Licensing Fees	✗	✓
Participation in Licensor Barter Inventory	✗	✓

19

is the Key to Our TransformationMON TUE WED THU FRI SAT SUN 08:00P08:30PTUESDAY SUNDAY NIGHT NIGHT 09:00P MOVIE MOVIE09:30P10:00PSATURDAY10:30P ORIGINAL ORIGINAL NIGHT ORIGINAL CONTENT CONTENT MOVIE CONTENTOriginal Content Exclusive Syndicated Content20

Media Investor Day PRESENTATION December 11, 2014 WGN AMERICA

Media grace note Investor Day PRESENTATION December 11, 2014 WGN AMERICA note Investor Day PRESENTATION December 11, 2014 John BatterEVP, Tribune Media Co. and CEO, GracenoteGracenote

is Gracenote C O M P A N Y O V E R V I E WA leading entertainment data and technology companyWe power the world s top music services, consumer electronics, automakers, cable and satellite providers is Metadata And why should you care 12

R A C E N O T E C O R E B U S I N E S S V E R T I C A L Svideo music automotiveHelping our customers reimagine the way people identify, discover and connect with the music, TV shows and movies they love.

iTunes Radio, Genius and MatchDIRECTV show time listings and imageryOur products power the products and services that entertain us all, everyday RokuUniversal SearchGoogleMovie Listings Mercedes-and show timesBenz music recognition & discovery

e e s t i m a t e t h a t :70%O f t y p i c a l N e w Yo r k e r s h a v e u s e d G r a c e n o t e t h i s w e e k .

Gracenote Global Platform

Strong relationships with **biggest customers**, **technology platform that scales** to billions and a database that **takes years to build**

Technology

200+ Technologists working on entertainment solutions

International Reach

Coverage for **65+ countries**

30+ languages

1000 editors

22 global offices

Scalability

20 Billion queries per month

Reaching **100+ Million** households

Over **1 Billion** devices

World Class Customers

Powering **Leading brands**

Video CustomersOur Video Customers Represent top cable and satellite providers, Internet companies and OTT platforms worldwide wnyw fox hd

search The Hunger Games (2012)

Music CustomersOur Music Customers Represent the biggest names in streaming,

Sleep Till Brooklyn Beastle Boys Licensed to III No Sleep Till

Auto CustomersGracenote works with every major automotive manufacturer

Predictable Business Model1 2 3Licensing Data & Long Term Strong Customer Technology Contracts RetentionWe license our data and Contracts run between 2-6 Major customers span technologies to a diverse years, providing a more than a decade, with customer base from Auto and predictable form of 90% retention CE to Cable and Music revenue16

OpportunitiesDeepen our database to feature Increase our international Expand our data & technology additional descriptive information footprint to scale with our global expertise to cover additional to fuel discovery services. customers. forms of entertainment.17

AcquisitionE x p a n s i o n o f C o r e B u s i n e s s Data for 300K+ movie and projects, 1.5M filmographie Deep data covering production teams, financing, locations, awards Business intelligence for studios, talent agencies and broadcasters Base line18

Growth Opportunities

EXPANSION OF OUR CORE BUSINESS



Connected Car

Helping automakers unify the music experience across all sources and formats


23
13
Manziel Runs for Touchdown

Next Gen Guides

Building next generation guides for cable providers – improving search and discovery for sports and videos



Live Music

Tapping into the largest revenue source for music today to help fans connect with artists they love



Personalization

Creating data-powered discovery and recommendations to help people find what they care about gracenote

19

OpportunitiesI N T E R N A T I O N A L G R O W T H S U P P O R T I N G C U S T O M E R E X P A N S I O NGrow our own sales, Acquire the market leader editorial and tech teams to in a specific region to gain support key strategic an immediate foothold regions 20

Growth Opportunities

HORIZONTAL EXPANSION – BEYOND MUSIC AND VIDEO


video
music
auto
video
music
auto
sports
games
TODAY
POTENTIAL FUTURE VERTICALS

Consider expanding into additional entertainment verticals – Sports, Games, Live Events gracenote
21

Uniquely Positioned for the Future

Content Consumption

Consumers are experiencing more movies, music, TV and videos than ever before

Innovation Breeds Complexity

People want the content they love on their terms, across devices and services

Explosion of Media Formats

Long-form, short form videos, music videos, audio talk shows, professional and user-generated content

Platforms & Devices

Smart phones, tablets, game consoles, TVs, connected cars, wearables, streaming boxes

Media grace note Investor Day PRESENTATION December 11, 2014 WGN AMERICA

Tribune Real Estate Investor Day PRESENTATION December 11, 2014 Murray McQueen

President, Tribune Real Estate Holdings

Real Estate

I n v e s t m e n t H i g h l i g h t s

o Maximizing the value of Tribune’s real estate portfolio

o ~8mm sq. feet generating ~$50M annually of rental revenues

o Maximizing cash flow and pursuing development opportunities

o Deliberate monetization strategy

2

President

Director of Financial Head Corp. Real Controller / Structuring / Senior Estate / Senior Asset Accountant Asset Manager Manager

Real Estate Management

Asset Managers

Team

Analysts

Support

3

Overview of Tribune's Real Estate Portfolio

80 Real Estate Assets | **~8** million square feet | **~1,200** acres of land (includes ~800 acres of antenna land)

Select Properties from Real Estate Portfolio


Tribune Tower
Chicago, IL


Times Mirror Square
Los Angeles, CA


700 West Chicago
Chicago, IL


Las Olas
Ft. Lauderdale, FL

Breakdown of Sq. Ft. (in millions)



~8M
sq.ft.
17%
10%
51%
22%
Tribune Media
Unleased Space
Third Party (Other)
Third Party (Publishing)

Annualized Revenue ($ in millions)



~$50mm
36%
64%
Tribune Publishing
Third Party (Other)

4

Operating & Investment Strategy

Maximizing the Long-term Value of Tribune’s Owned Real Estate Assets

Owned Real Estate Leased Real Estate

Short Term & Deliver best in-class Long Term Intermediate Term corporate real estate Maximize occupancy, Prepare the Portfolio for management services lease rates and operating value maximization: efficiencies

Direct management & Servicing Tribune Media redevelopment business units & affiliates

Current Leases with:

Pursue entitlement changes Leverage off of scale for best

Tribune Media Business vendor pricing and service to increase value Units

Joint venture partnerships

Tribune Publishing

Strategic sales or other

Third parties monetization events

5

Tribune Real Estate Holdings: Geographically Diverse


700 West Chicago
Tribune Tower
Costa Mesa
Orlando
Times Mirror Square
Fort Lauderdale

6

Local Developers

Contributing Bringing Localized Real Estate Asset Expertise

Joint Venture Redevelopment

Redevelopment HoldCo

7

Redevelopment Case Study

T h e O p p o r t u

Prime Michigan Ave. location

Zoning for up to 2.4mm sq. ft. of development

737k sq. ft. existing footprint

1.7mm sq. ft. potential development rights

Redevelopment options:

Residential

Retail

Hotel components

Maximize high rent / low cap rate, Michigan Ave. component

Unique Michigan Ave. retail opportunities

Multi-year process

Series of governmental approvals required

8

Redevelopment Case Study: Tribune Tower

Tribune Tower Site has the 2nd Highest Visitor Count in Chicago


Tribune Tower

10

Dylan’s Candy Bar Tribune Tower Retail

Potential Redevelopment on Tribune Tower Site

Conceptual Massing Study

11

Redevelopment Case Study

Times Mirror Square

T h e O p p o r t u n i t y – L A T i m e s M i r r o r S q u a r e

8 acres of 1.9mm sq. LA Metro Mixed use Multi-year prime real ft. supported Station to be on development, process, studies, estate by zoning property historic approvals

12

LA Times Mirror Square

“Hole in the Donut” of downtown Los Angeles

Development

13

R e a l E s t a t e S u m m a r y

Portfolio of mission critical, single purpose facilities

Attractive locations that capitalize on the renaissance of urban centers

Capitalize on previously undermanaged real estate holdings and underutilized locations

Strategy to maximize value creation by forming strategic partnership with local developers, entitle and redevelop opportunistically, and create monetizable cash flows

Enhance the operating efficiencies through best practices in operations, leasing and expense management

14

Media Investor Day presentation December 11, 2014 Steven BernsO, ribune Media Tribune Media

Enhanced understanding of our financials Update on our key strategic and financial initiatives in 2014 Review of each of our businesses Key highlights in our investment portfolio Update on our balance sheet and free cash flow generation2

u r I n v e s t m e n t H i g h l i g h t sStrong foundation for growth Revenue diversification opportunities Strong cash flow generationOpportunity to benefit from operating efficiencies

Have Been Busy This YearCompelling Opportunistic Significant Acquisitions Monetizations Activities Publishing spin-off Sale to $400 million Share Repurchase $160M gross proceeds Authorization21x EV / 2013 EBITDA Listing on the NYSE on December 5, 2014Sale to$426M net proceeds15x EV / 2014 EBITDA4

Overview of Tribune Media

2014 Estimates ($ in millions)

	What is Included?	Estimates: 2014 Revenue	Estimates: 2014 Adj. EBITDA (1)
Television & Entertainment	Tribune Broadcasting, WGN America, Tribune Studios	$1,650 - $1,700	$590 - $605
Digital & Data	gracenote, baseline, What's ON, hww	$160 - $175	$30 - $35
Corporate & Other	Tribune Real Estate, CORPORATE FUNCTIONS	$50 - $55	($55 - $40)
Total Adj. EBITDA(1)		$1,860 - $1,930	$565- $600
Investment Cash Distributions	food network, careerbuilder	-	$200 - $220
Total Adj. EBITDA(1) + Cash Distributions		$1,860 - $1,930	$765- $820

Tribune Media

Note: Financials are management's estimates for full year fiscal 2014.
(1) Adjusted EBITDA is a financial measure that is not recognized under GAAP.

5

Our Consolidated Financial Profile – Business Mix

2014 Estimated Revenue Mix


Digital & Data
9%
Real Estate
3%
Television and
Entertainment
88%

2014 Estimated Adj. EBITDA + Cash Distributions


Digital & Data
4%
Real Estate
3%
Cash
Distributions
24%
Television and
Entertainment
69%

Note: Financials are management's estimates for full year fiscal 2014.
Adjusted EBITDA is a financial measure that is not recognized under GAAP and excludes $70mm - $80mm of corporate expenses.

Tribune Media
6

to Adjusted EBITDA + Cash Distributions2014 Estimates ($ in millions)Proportionate EBITDA1 $287 $852 $887$30—$35 $20—$25 $(65) $(75) $200—$220$765 $590 $820 598 630 578 578 $605Television & Digital & Data Real Estate Other Corporate Cash Distributions Adjusted EBITDA + Entertainment Expenses from Equity Cash Distributions Investments From Equity InvestmentsNote: Financials are management s estimates for full year fiscal 2014.Adjusted EBITDA is a financial measure that is not recognized under GAAP. 1 Proportionate EBITDA from equity investments includes Tribune s proportional ownership of Careerbuilder s 2014E EBITDA and Food Network s 2013A EBITDA as disclosed in public filings and presentations.7 and EntertainmentFinancial Overview—2014 EstimatesTelevision and Entertainment Broadcasting Revenue WGNA and Tribune Studio Revenue Composition Composition Revenue CompositionOtherWGNA & Tribune Retransmission Copyright Royalties 6% Studios Revenue 15% 5% Other 10% 5% Advertising 79%Digital Other Political 3% 1% 7%Carriage Fees 30% Broadcasting National Advertising Revenue 30% 60% 90%Local 60%Note: Financials are management s estimates for full year fiscal 2014.8

Television and Entertainment

Broadcasting

Key Drivers

Retransmission Revenue	○ Retransmission Revenue estimated to grow $100mm in 2014 ○ 50% of MVPD footprint remaining
Net Retrans	○ Strong relationships with network partners for win/win balance ○ Sustained growth
Core Advertising	○ Political displacement in 2014 ○ Super Bowl shift from FOX to NBC in 2015 ○ Focus on share gains
Political	○ Estimated $105mm of gross political revenue outpaced 2014 expectations ○ Expectations for material growth in 2016
Digital	○ Grew ~20% in 2014 ○ Significant growth opportunity
Expenses	○ Driving operational efficiencies through integration and technology ○ Spending today for future realization of cost savings

Tribune Media
9

Television and Entertainment

WGN America & Tribune Studios

Key Drivers

Transformation	○ Conversion from superstation to cable network ○ Becoming a destination network offering compelling programming
Programming	○ Significant increase in programming & marketing expenses in 2014 ○ Reinvesting near-term cash flows in network reboot
Distribution	○ Secured existing distribution ○ Long-term upside in carriage and fees
Ad Sales	○ 2014 and 2015 reflect drag from legacy, maturing shows ○ Significant long-term upside from attracting new advertisers at premium CPMs
Tribune Studios	○ Capturing upside: ~15% of budget for ~50% of future show profits ○ Leveraging broadcast footprint for stakes in syndicated shows
Margins	○ Margin compression during multi-year investment period ○ Substantial long-term upside in margins

Tribune Media
10

Digital and Data

Financial Overview – PF(1) 2014 Estimates

PF(1) Financial Profile ($mm)


$190 - $200
$40 - $45
2014E Revenue
2014E Adj. EBITDA

Revenue Composition


Other
5%
Video
55%
Music
40%

Key Drivers

Video	~8% organic growth in core video in 2014 Sticky subscription model with attractive margins
Music	Clear category leader Continued investment in product development
M&A	Integration of acquisitions Building global platform across verticals
Long-Term Vision	Long-term secular growth in media data Margin expansion with revenue growth

Tribune Media

(1) Financials are management's estimates for full year fiscal 2014 and are pro forma for annual impact of all acquisitions as if they had occurred on the first day of fiscal 2014 and have removed the impact of certain operations that ceased during 2014.

11

Real Estate

Financial Overview - 2014 Estimates

Financial Profile ($mm)


$50 - $55
$20 - $25
2014E Revenue
2014E Adj. EBITDA

Revenue Composition


36%
64%
Tribune Publishing
Third Party (Other)

Key Drivers

Lease Revenue	Strong cash flows based on market rate rents 1.5mm square feet to lease with lease rate upside
Redevelopment Projects	Upfront capital & opex investment in projects Joint redevelopment model limits further capital outlays
Strategy	Maximize occupancy, lease rates and operating efficiencies Redevelopment through joint ventures / partnerships Opportunistic strategic sales or other monetization events
Asset Value	>$1bn in value Substantial value creation opportunity from iconic properties and prime locations

Tribune Media

Note: Financials are management's estimates for full year fiscal 2014.
Adjusted EBITDA is a financial measure that is not recognized under GAAP.

12

of Our Investment Portfolio(Television Food Network, G.P)31.3% Ownership Interest 32.1% Ownership Interest Cable/satellite networks that air programming Leading online recruitment site in the U.S. about food and cooking. Also includes leading food-related digital properties Food Network is fully distributed and available in Rapidly expanding international footprint over 100 million homes. Cooking Channel is available in over 62 million homes13

Strategic Partnership Investments

Company	Description
Taboola	Content Recommendation Service
LocalLabs	Hyperlocal Content Provider
Mashable	Digital News Platform
watchup.	Video News Platform
jobscience	Recruitment & Staffing Software
WATCHWITH	Advanced TV Programming Software
topix (Your town. Your news. Your take.)	News Aggregation Website
techstars	Start-Up Incubator

We continue to opportunistically invest in new, cutting-edge technologies

Tribune Media
14

Free Cash Flow Generation2014 Estimates ($ in millions)$(75) $(140)$(150) $(6) $765 $820$394-$449Adjusted EBITDA + Capital Expenditures Cash Interest Cash Taxes Cash Pensions Free Cash Flow Cash Distributions From Equity InvestmentsNote: Financials are management s estimates for full year fiscal 2014.Taxes and capital expenditures are adjusted to exclude publishing related amounts and estimated taxes from gains on divestitures. Free Cash Flow is a financial measure that is not recognized under GAAP. 15

Strong Balance Sheet and Credit Profile



4.5 x
3.6 x
Total Gross Debt / Trailing 2-Year Average Adjusted EBITDA + Cash Distributions
Total Net Debt / Trailing 2-Year Average Adjusted EBITDA + Cash Distributions

Key Highlights

- Prudent leverage profile
- Strong balance sheet a powerful asset
  - Leveraged equity returns
  - Strategic flexibility
  - Opportunistic return of capital
- Robust free cash flow further strengthens liquidity
- $400mm share repurchase plan
  - Opportunistically deploying balance sheet to drive shareholder returns

Key Credit Metrics based on 2012 -2013 Avg. Adj. EBITDA + Cash Distributions.

Tribune Media
16

u r I n v e s t m e n t H i g h l i g h t sStrong foundation for growth Revenue diversification opportunities Strong cash flow generationOpportunity to benefit from operating efficiencies

Media Investor Day presentation December 11, 2014 Appendix

Free Cash Flow Generation

Revised YTD Q3 2014 Actual ($ in millions)



$570
$(54)
$(105)
$(97)
$(6)
$308
Adjusted EBITDA + Cash Distributions From Equity Investments
Capital Expenditures
Cash Interest
Cash Taxes
Cash Pensions
Free Cash Flow

Taxes and capital expenditures are adjusted to exclude publishing related amounts and estimated taxes from gains on divestitures.
Free Cash Flow is a financial measure that is not recognized under GAAP.

Tribune Media
19